NATIONWIDE MUTUAL FUNDS
Nationwide Bond Index Fund

Supplement dated April 21, 2011
to the Summary Prospectus dated March 1, 2011

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

The table following “Portfolio Management – Portfolio Managers” is deleted and replaced with the following:

Portfolio Manager	Title	Length of Service
Lee Sterne	Senior Portfolio Manager, BlackRock	Since December 2009
Scott Radell	Senior Portfolio Manager, BlackRock	Since December 2009
Karen Uyehara	Director and Portfolio Manager, BlackRock	Since April 2010

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE